BRIGHTHOUSE FUNDS TRUST I
SUPPLEMENT DATED AUGUST 29, 2023
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED MAY 1, 2023, AS SUPPLEMENTED
Harris Oakmark International Portfolio
Effective immediately, Eric Liu, CFA has been named a portfolio manager to the Harris Oakmark International Portfolio, a series of Brighthouse Funds Trust I (the “Portfolio”). As of June 30, 2023, Mr. Liu did not beneficially own any equity securities of the Portfolio. Effective immediately, the following changes are made to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Portfolio.
In the Portfolio Summary of the Summary Prospectus and the Prospectus, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:
Portfolio Managers.
David G. Herro, CFA, Deputy Chairman, Chief Investment Officer—International Equity, Michael L. Manelli, CFA, Vice President and Senior International Investment Analyst, and Eric Liu, CFA, Vice President and Senior International Investment Analyst, have managed the Portfolio since 2003, 2017, and 2023 respectively.
In the section entitled “Additional Information About Management – The Subadviser” of the Prospectus, the last paragraph is deleted in its entirety and replaced with the following:
David G. Herro, CFA, Deputy Chairman, Chief Investment Officer—International Equity, Michael L. Manelli, CFA, Vice President and Senior International Investment Analyst, and Eric Liu, CFA, Vice President and Senior International Investment Analyst manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Manelli joined Harris in 2005 and is a portfolio manager and analyst. Mr. Liu joined Harris in 2009 and is a portfolio manager and analyst.
In the Portfolio’s Other Accounts Managed table in Appendix C of the SAI, the following information with respect to Mr. Liu is added immediately following the information included therein with respect to Mr. Manelli:
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Eric Liu, CFA[1], Harris Oakmark International Portfolio	Registered Investment Companies	2	$1,907,027,111	0	N/A
	Other Pooled Investment Vehicles	22	$9,675,817,816	3	$274,919,072
	Other Accounts	7	$1,212,485,756	0	N/A
1Other accounts managed information is as of June 30, 2023.
In the section entitled “Appendix C-Other Accounts Managed-Harris Oakmark International Portfolio-Compensation” of the SAI, the first paragraph of the section is deleted in its entirety and replaced with the following:
David G. Herro, Michael L. Manelli, and Eric Liu are the portfolio managers of the Portfolio. Each of the portfolio managers is an employee of Harris. The portfolio managers are compensated solely by Harris. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of Harris. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.
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 INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE